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Scudder PreservationPlus Fund

Annual Report

September 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder PreservationPlus Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

PreservationPlus Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Shareholder Meeting Results

<Click Here> Account Management Resources

Scudder PreservationPlus Fund	Nasdaq Symbol	CUSIP Number
Institutional Class	BTPIX	055847818
Investment Class	BTPSX	055847834

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2002

Average Annual Total Returns*
Scudder PreservationPlus Fund	1-Year	3-Year	Life of Class**
Institutional Class	5.45%	5.71%	5.73%
Investment Class	5.18%	5.44%	5.40%
Lehman 1-3 Year US Government/Credit Index+	5.83%	7.50%	6.72%
iMoneyNet First-Tier Retail Money Funds Average++	1.35%	3.75%	4.09%
Wrapped Lehman Intermediate Aggregate Bond Index++	6.06%	6.22%	6.17%

Sources: Lipper, Inc., Deutsche Asset Management, Aegon N.V. and iMoneyNet

Net Asset Value and Distribution Information
	Institutional Class	Investment Class
Net Asset Value: 9/30/02	$ 10.00	$ 10.00
9/30/01	$ 10.00	$ 10.00
Distribution Information: Twelve Months: Income Dividends	$ .54	$ .51
Capital Gains Distributions	$ .10	$ .10
September Income Dividend	$ .04	$ .04

Lipper Rankings* - Intermediate Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	272	of	358	76
3-Year	243	of	260	94

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*

[] Scudder PreservationPlus Fund - Institutional Class

[] Lehman 1-3 Year US Government/Credit Index+
[] iMoneyNet First-Tier Retail Money Funds Average++
[] Wrapped Lehman Intermediate Aggregate Bond Index++

Yearly periods ended September 30

Comparative Results*
Scudder PreservationPlus Fund		1-Year	3-Year	Life of Class**
Institutional Class	Growth of $10,000	$10,545	$11,812	$13,064
	Average annual total return	5.45%	5.71%	5.73%
Investment Class	Growth of $10,000	$10,518	$11,723	$12,352
	Average annual total return	5.18%	5.44%	5.40%
Lehman 1-3 Year US Government/ Credit Index+	Growth of $10,000	$10,583	$12,422	$13,621
	Average annual total return	5.83%	7.50%	6.72%
iMoneyNet First- Tier Retail Money Funds Average++	Growth of $10,000	$10,135	$11,126	$12,129
	Average annual total return	1.35%	3.75%	4.09%
Wrapped Lehman Intermediate Aggregate Bond Index++	Growth of $10,000	$10,606	$11,985	$13,291
	Average annual total return	6.06%	6.22%	6.17%

The growth of $10,000 is cumulative.

* Returns and rankings during all periods shown reflect a contractual fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Fund's inception dates are: Institutional Class: December 12, 1997, Investment Class: September 23, 1998. Index comparisons are relative to Institutional Class shares and begin December 31, 1997.
+ Lehman 1-3 Year US Government/Credit Index, our primary benchmark, is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.
++ iMoneyNet-First Tier Retail Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and includes retail money market funds containing securities rated in the highest short-term rating category by two or more nationally recognized ratings organizations.
++ Wrapped Lehman Intermediate Aggregate Bond Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Bond Index, an unmanaged index representing domestic taxable investment grade bonds with index components for government, corporate, mortgage pass-through and asset-backed securities with average maturities and durations in the intermediate range, and a book value wrapper agreement with an assumed expense level of 0.15%. This benchmark more closely reflects the market sector in which the Fund invests.

Index returns assume reinvestment of dividends. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance excludes the impact of the 2% maximum redemption fee, which may apply or be waived in certain limited circumstances. Any redemption fees that have been retained by the Fund are reflected. Advance notice may be necessary to avoid a redemption fee (see the prospectus for details).

The Fund seeks to maintain a constant $10.00 per share net asset value. The Fund is not a money market fund, and there can be no assurance that the Fund will be able to maintain a stable value per share. The Fund holds fixed income securities, money market instruments, futures, options and other instruments and enters into Wrapper Agreements with insurance companies, banks and other financial institutions. These agreements are intended to stabilize the value per share. Please see the prospectus for more information on these agreements. Derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economy remains caught in a tug of war between powerful opposing forces that make neither a sharp acceleration nor a relapse into recession likely. Instead, we'll probably see a continued moderate recovery.

Several things are slowing down the economy right now. The economic boom of the late 1990s left stocks overvalued, and their prices have been coming back down. It left companies with more capital than they needed and they had to lay off workers to stay profitable. And it left individuals without enough savings - which means they were reluctant to spend money. Political uncertainty around the world, corporate accounting scandals, and sluggish growth abroad are also making people and businesses less willing to forge ahead.

But there are also several factors supporting economic activity. The government is keeping the economy on track with tax relief and interest rate cuts. Tax relief and interest rate cuts put more money back into the hands of individuals and businesses. And individuals and businesses are starting to spend that money. That's good, because spending - whether it's individuals buying cars and homes or businesses buying equipment - stimulates the economy.

The end result: We expect the economic recovery to persist-but slowly. The economy will only pick up when the factors slowing the economy diminish, and individuals and businesses become more confident. For that to happen, the government policies now in effect - such as low interest rates - will have to remain in effect well into 2003. Fortunately, we expect that to happen. We believe that the Federal Reserve Board is very sensitive to any signs that the economic recovery is faltering - and if it sees those signs, will cut interest rates even more.

One warning, however: A recovery depends on the absence of any adverse shocks to the system. For example, if developments in the Middle East don't go smoothly, the recovery could be disrupted.

Economic Guideposts Data as of 9/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will these developments affect the markets? In the equity markets, prices are more reasonable - but returns are still unlikely to come close to those we saw in the late 1990s. And if the moderate recovery persists, as we expect, fixed-income markets will likely give up some of their recent gains. That's because higher interest rates typically result in declines in bond prices. However, we expect that this decline will be limited until the recovery strengthens more and the Fed seems more likely to raise interest rates.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of October 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder PreservationPlus Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for PreservationPlus Portfolio in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Eric Kirsch, CFA

Managing Director of the investment advisor.

Portfolio Manager of the master Portfolio since its inception.

Joined the investment advisor in 1980.

Head of the Stable Value investment group.

Louis R. D'Arienzo

Director of the investment advisor.

Portfolio Manager of the fixed income portion of the master Portfolio since its inception.

Joined the investment advisor in 1981.

Portfolio Manager in the Structured Fixed Income investment group.

John D. Axtell

Managing Director of the investment advisor.

Portfolio Manager of the Wrapper Agreements in the master Portfolio since its inception.

Joined the investment advisor in 1990.

Portfolio Manager in the Stable Value investment group.

Effective August 19, 2002, Deutsche Bank changed the name of Deutsche Asset Management's PreservationPlus Fund to Scudder PreservationPlus Fund as part of its new business model, bringing together the Deutsche Asset Management and Scudder families of funds under one unified Scudder Investments brand.

Scudder PreservationPlus Fund was the first mutual fund registered with the Securities and Exchange Commission (SEC) that is specifically designed as an investment alternative to traditional GIC commingled funds and other stable-value products (Business and Management Practices, 9/97). The fund is open to investors in participant-directed employee benefit plans that meet certain eligibility criteria, including corporate 401(k), public 457 and not-for-profit 403(b) plans. In the following interview, Portfolio Managers John Axtell, Louis R. D'Arienzo and Eric Kirsch discuss the fund's strategy and the market environment during the 12-month period ended September 30, 2002, and offer an outlook for the months ahead.

Q: How did Scudder PreservationPlus Fund perform in fiscal year 2002?

A: Scudder PreservationPlus Fund Institutional Class shares produced a return of 5.45 percent for the 12 months ended September 30, 2002. The Lehman 1-3 Year US Government/Credit Index produced a return of 5.83 percent, and the Lipper Intermediate Investment Grade Debt Funds average returned 6.20 percent for the same annual period.

The fund was diversified across the major sectors of the investment-grade fixed-income market. As of September 30, 2002, the portfolio was allocated 19.4 percent to corporate bonds, 30.1 percent to mortgage-backed securities, 16.7 percent to asset-backed securities, 10.5 percent to US Treasuries/agencies and 23.3 percent to cash equivalents and other investments, including wrapper agreements. This allocation of fixed-income securities was intentionally weighted toward the corporate, asset-backed and mortgage sectors, as these sectors have historically offered higher yields than US government securities. The wrapper agreements are intended to stabilize the fund's net asset value (NAV) per share. The higher-than-normal cash allocation at September 30 reflects a short-term circumstance, whereby we needed to prepare for an employee benefit plan liquidation expected to take place soon after the fiscal year-end. For most of the annual period, we normally maintained a 10 percent cash allocation to provide liquidity, and we intend to continue that allocation. This liquidity facilitates the management of daily investor cash flows.

Q: Will you provide us with more details about the wrapper agreements and their impact on the Scudder PreservationPlus Fund?

A: The Scudder PreservationPlus Fund was the first SEC-registered mutual fund to make use of wrapper agreements to seek to maintain principal stability in the face of fluctuations in values due to changes in yields. To date, we have negotiated four wrapper agreements, each of which covers approximately one quarter of the fixed-income securities in the portfolio covered by such agreements. Generally speaking, wrapper agreements are issued by insurance companies, banks and other financial institutions. The wrapper agreements held by the portfolio as of September 30, 2002 are issued by Bank of America, N.A., National Westminster Bank PLC, Credit Suisse Financial Products, and Transamerica Life Insurance & Annuity Co.

The fund has maintained a high-quality portfolio overall. According to Standard & Poor's, the average credit quality of investments in the fund was AAA at the end of the annual period, and the average credit quality of the issuers of the wrapper agreements was AA- on September 30, 2002. The fund's average duration at the end of the fiscal year stood at 2.12 years.

Q: Did the fixed income market environment support the positive performance of the fund during the fiscal year?

A: Overall, the US fixed-income markets performed strongly during the annual period. For the 12 months ended September 30, 2002, commercial mortgage-backed securities delivered the best performance relative to duration-adjusted US Treasuries, gaining 13.13 percent on an absolute total-return basis. US agencies, with a nominal annual return of 9.38 percent, and some subsectors of the asset-backed securities market were the only other components of the Lehman Aggregate Bond Index* to outperform US Treasuries for the fiscal year.

* The Lehman Brothers Aggregate Bond Index is a total return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.

During the fiscal year, the US Treasury yield curve had its ups and downs based on shifts in market sentiment regarding when the Federal Reserve Board would raise interest rates. During the fourth quarter of 2001, in an effort to provide liquidity to the financial markets and stabilize consumer and business confidence in the aftermath of the September 11 terrorist attacks, the Federal Reserve Board cut interest rates three more times. Since the beginning of the 2002 calendar year, the Federal Reserve Board has not changed the federal funds rate, but it shifted from an easing to a neutral bias in March.

For the 12 months as a whole, US Treasuries across the positively sloped yield curve rallied, as the major trends supporting the market in 2001 continued through September 2002. For example, US economic sluggishness, political turmoil and the fight against terrorism at home and abroad, equity market weakness and volatility, and corporate credit quality deterioration all continued to bolster the ongoing flight to quality into the US Treasury market. Also, by the third quarter of 2002, weak economic numbers convinced the majority of investors that the economic recovery would be slow and that the Federal Reserve Board would not likely raise the targeted fed funds rate aggressively in the near term. Together, these factors led to particularly strong performance by intermediate-term US Treasuries, which produced an 8.36 percent nominal return for the fiscal year. Two-year Treasury yields decreased 1.17 percent to 1.69 percent, five-year Treasury yields declined 1.25 percent to 2.56 percent, 10-year Treasury yields declined 0.99 percent to 3.60 percent, and the 30-year Treasury yield decreased 0.75 percent to 4.67 percent.

Q: Scudder PreservationPlus Fund is weighted toward the corporate, asset-backed and mortgage sectors. How did these sectors perform during the fiscal year?

A: These three sectors underperformed US Treasuries on a nominal basis for the annual period. The mortgage-backed sector was affected by higher prepayments, as interest rates fell significantly. The asset-backed sector was dragged down by the home equity and manufactured housing subsectors, which were similarly hurt by higher prepayments. The US credit sector was affected by concerns about corporate earnings quality, accounting integrity concerns, a series of ratings downgrades and high-profile corporate bankruptcies. Still, for the 12 months ended September 30, 2002, the nominal return of mortgage securities was 7.36 percent, the nominal return of asset-backed securities was 7.84 percent, and the nominal return of US credit bonds was 8.19 percent. Higher-quality US credits outperformed lower-quality credits, as investors sought the greater degree of safety associated with higher quality.

As you can see then, the economic, political and equity market environment all led to fixed income's being the asset class of choice throughout most of the annual period.

Q: What is your outlook for the US fixed-income markets?

A: The US economy continues to recover, but at a moderate pace, with uneven momentum across economic sectors. Consumer spending remains resilient, especially on autos and housing, supported by low interest rates and solid, productivity-led income gains. But efforts by consumers to boost savings rates in response to declines in equity wealth will likely continue to weigh on their spending for some time. Furthermore, corporations remain hesitant to start hiring and investing aggressively again. Thus, capital spending and employment are beginning to revive, but slowly. Firms are also reluctant to start building inventories, and this has contributed to stalling the nascent revival in manufacturing. Inflation is likely to continue drifting lower as the slack in labor and product markets is taken up only slowly. All told, we expect a moderate economic recovery to persist, supported by stimulative monetary and fiscal policies and strong productivity.

Based on this scenario, we believe the Federal Reserve Board will likely take no action to change interest rates for the next few quarters at least. While the Federal Reserve Board is still aiming toward continued and gradually stronger recovery, supported in part by the accommodative monetary policy stance already in place, it has shifted from a neutral position to one based on conditions that "may generate economic weakness." Indeed, if the recovery were to really stumble, we believe the Federal Reserve Board would cut interest rates again, even taking the targeted federal funds rate to zero if need be.

If moderate economic recovery does persist, as we expect, then the US fixed income market may give up some of its recent gains. However, a backdrop of modest growth, low and gently declining inflation, and steady Federal Reserve Board policy suggests that any increase in fixed-income yields is apt to be limited in the near term. The yield curve will not likely begin shifting back toward a more normal configuration - that is, a flatter curve, led by higher short-term rates - until the recovery strengthens appreciably and Federal Reserve Board tightening prospects re-emerge.

Q: Will this outlook affect the way you manage the portfolio?

A: We maintain our long-term perspective for the fund, monitoring economic conditions and how they affect the financial markets, as we seek to provide a high level of current income while working to maintain a stable value per share. Our strategy is to continue to focus on selecting the highest quality spread sector assets - corporate, mortgage- and asset-backed securities - at the maximum yield possible.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' view is subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2002

Asset Allocation	9/30/02	9/30/01

Corporates	20%	33%
Asset-Backed Securities	17%	29%
Collateralized Mortgage Obligations	30%	32%
Cash Equivalents and Other Assets and Liabilities, Net[a]	23%	2%
Treasury and Agency	10%	4%
	100%	100%

a Wrapper Agreements included.

Asset allocation is subject to change.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002
Assets
Investment in the PreservationPlus Portfolio, at value	$ 237,629,635
Receivable for Fund shares sold	213,516
Prepaid expenses and other	15,344
Total assets	237,858,495
Liabilities
Payable for Fund shares redeemed	151,051
Due to Portfolio	62,465
Other accrued expenses and payables	277,187
Total liabilities	490,703
Net assets, at value	$ 237,367,792
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	8,448,696
Wrapper agreements	(15,082,526)
Accumulated net realized gain (loss)	4,367,464
Paid-in capital	239,634,158
Net assets, at value	$ 237,367,792

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2002
Net Asset Value
Institutional Class Net Asset Value, offering and redemption price per share ($183,540,718 / 18,355,808 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.00
Investment Class Net Asset Value, offering and redemption price per share ($53,827,074 / 5,383,323 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2002
Investment Income
Net investment income allocated from the PreservationPlus Portfolio: Interest	$ 12,692,367
Credit rate income	1,194,249
Dividends from affiliated investment company	281,456
Expenses[a]	(872,506)
Net investment income from the PreservationPlus Portfolio	13,295,566
Expenses: Administrator service fee	319,717
Shareholder servicing fee	151,070
Legal	23,086
Trustees' fees and expenses	12,065
Reports to shareholders	39,147
Registration fees	30,217
Amortization of organization expenses	80,990
Other	61,531
Total expenses, before expense reductions	717,823
Expense reductions	(452,230)
Total expenses, after expense reductions	265,593
Net investment income	13,029,973
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	6,153,335
Net unrealized appreciation (depreciation) during the period on: Investments	(338,244)
Wrapper agreements	(5,815,091)
Net gain (loss) on investments	-
Net increase (decrease) in net assets resulting from operations	$ 13,029,973

a For the year ended September 30, 2002, the PreservationPlus Portfolio waived fees of which $467,765 was allocated to the Fund on a prorated basis.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2002	2001
Operations: Net investment income	$ 13,029,973	$ 15,583,812
Net realized gain (loss) on investment transactions	6,153,335	2,621,534
Net realized gain (loss) on wrapper agreements	-	135,584
Net unrealized appreciation (depreciation) on investments during the period	(338,244)	13,622,135
Net unrealized appreciation (depreciation) on wrapper agreements during the period	(5,815,091)	(16,379,253)
Net increase (decrease) in net assets resulting from operations	13,029,973	15,583,812
Distributions to shareholders: Net investment income:
Institutional Class	(9,520,920)	(9,653,632)
Institutional Service Class[a]	(1,094,496)	(3,581,955)
Investment Class	(2,414,557)	(2,348,225)
Net realized gains: Institutional Class	(1,706,553)	-
Institutional Service Class	(367,347)	-
Investment Class	(540,473)	-
Fund share transactions: Proceeds from shares sold	93,348,246	146,582,673
Reinvestment of distributions	15,402,800	15,442,261
Cost of shares redeemed	(155,108,753)	(186,327,166)
Net increase (decrease) in net assets from Fund share transactions	(46,357,707)	(24,302,232)
Increase (decrease) in net assets	(48,972,080)	(24,302,232)
Net assets at beginning of period	286,339,872	310,642,104
Net assets at end of period	$ 237,367,792	$ 286,339,872

a Effective April 30, 2002, Institutional Service Class closed.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Institutional Class
Years Ended September 30,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.54	.56	.58	.55	.46
Distributions to shareholders: Net investment income	(.54)	(.56)	(.58)	(.55)	(.46)
Net realized gain (loss) on investment transactions	(.10)	-	-	(.05)	-
Reverse stock split[b]	.10	-	-	.05	-
Total distributions	(.54)	(.56)	(.58)	(.55)	(.46)
Net asset value, end of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[c]	5.45	5.77	5.91	5.66	4.74**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	184	199	199	187	162
Ratio of expenses before expense reductions, including expenses of the PreservationPlus Portfolio (%)	.69	.65	.60	.66	.90*
Ratio of expenses after expense reductions, including expenses of the PreservationPlus Portfolio (%)	.40	.40	.40	.40	.40*
Ratio of net investment income (%)	5.81	5.61	5.76	5.53	5.79*
[a] For the period December 12, 1997 (commencement of sales of Institutional Class shares) to September 30, 1998.
[b] See Note F in Notes to Financial Statements.
[c] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Investment Class[a]
Years Ended September 30,	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.51	.54	.55	.51	.01
Distributions to shareholders: Net investment income	(.51)	(.54)	(.55)	(.51)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.10)	-	-	(.05)	-
Reverse stock split[c]	.10	-	-	.05	-
Total distributions	(.51)	(.54)	(.55)	(.51)	(.01)
Net asset value, end of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[d]	5.18	5.50	5.64	5.25	.12**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	51	36	17.404
Ratio of expenses before expense reductions, including expenses of the PreservationPlus Portfolio (%)	1.16	1.07	1.05	1.18	1.23*
Ratio of expenses after expense reductions, including expenses of the PreservationPlus Portfolio (%)	.65	.65	.65	.80	.80*
Ratio of net investment income (%)	5.56	5.34	5.49	5.20	5.42*
[a] On January 31, 2000, PreservationPlus Fund Service Class was renamed Preservation Plus Fund Investment Class.
[b] For the period September 23, 1998 (commencement of sales of Investment Class shares) to September 30, 1998.
[c] See Note F in Notes to Financial Statements
[d] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

PreservationPlus Fund ("Scudder PreservationPlus Fund" or the "Fund"), a diversified series of the BT Pyramid Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the PreservationPlus Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM," Inc.). On September 30, 2002, the Fund owned approximately 100% of the PreservationPlus Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares: Institutional and Investment Class. Effective April 30, 2002, Institutional Service Class shares were liquidated. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than the Investment Class.

Investment income, realized and unrealized gains and losses, and certain fund level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment, including wrapper agreements, in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio for a breakdown of the appreciation/depreciation from investments.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 3,345,357
Undistributed net long-term capital gains	$ 2,186,514
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation)	$ (6,792,173)

In addition, during the year ended September 30, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 15,121,471
Distributions from long-term capital gains	$ 522,875

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses, including wrapper agreements, in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

B. Related Parties

Scudder Investments, which is part of Deutsche Asset Management, is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the "Advisor"), an indirect wholly-owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio.

For the year ended September 30, 2002, the Advisor contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Institutional Class shares 0.40% and Investment Class shares 0.65%. Under this agreement, the Advisor reimbursed additional expenses of $132,513.

Administrator. Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect wholly-owned subsidiary of Deutsche Bank AG, serves as the Fund's Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.10% of the Institutional and Institutional Service Classes average daily net assets and 0.25% of the Investment Class average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2002, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived
Institutional Class	$ 179,375	$ 179,375
Institutional Service Class	21,457	21,457
Investment Class	118,885	118,885
	$ 319,717	$ 319,717

Shareholder Service Agreement. Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor and Administrator, provides information and administrative services to the Fund and receives a fee ("Shareholder Servicing Fee") at an annual rate of up to 0.25% of average daily net assets for the Institutional Service Class and the Investment Class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2002 the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Effective Rate
Institutional Service Class	$ 32,186	0.25%
Investment Class	118,884	0.25%
	$ 151,070

SDI also serves as the distributor for the Fund. Prior to August 19, 2002, ICC Distributors, Inc. was the distributor and shareholder servicing agent.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Other

Under normal circumstances, redemptions of shares that are qualified are not subject to a redemption fee. Redemptions of shares that are not qualified and that are made when the redemptions of shares are not directed by plan participants and that are made on less than 12 months prior notice are subject to a redemption fee of 2% of the amount redeemed payable to the Fund. If the aggregate fair value of the wrapper agreements is less than zero at the time of redemption, the Fund will waive the 2% redemption fee.

D. Ownership of the Fund

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of September 30, 2002, there was one shareholder who individually held greater than 10% of the outstanding shares of the Preservation Plus Fund. This shareholder held 49% of the total shares outstanding of the Fund.

E. Share Transactions

The following table summarizes the share and dollar activity of the Fund:

	Year Ended September 30, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Class	4,621,749	$ 46,217,489	8,751,298	$ 87,512,977
Institutional Service Class*	400,302	4,003,021	1,661,088	16,610,883
Investment Class	4,312,774	43,127,736	4,245,881	42,458,813
		$ 93,348,246		$ 146,582,673
Shares issued to shareholders in reinvestment of distributions
Institutional Class	1,119,114	$ 11,191,047	968,330	$ 9,683,300
Institutional Service Class*	130,451	1,304,508	347,215	3,472,147
Investment Class	290,724	2,907,245	228,681	2,286,814
		$ 15,402,800		$ 15,442,261
Stock split
Institutional Class	(170,665)	$ -	-	-
Institutional Service Class*	(36,735)	-	-	-
Investment Class	(54,047)	-	-	-
		$ -		-
Shares redeemed
Institutional Class	(7,102,706)	$ (71,027,060)	(9,743,421)	$ (97,434,210)
Institutional Service Class*	(4,140,634)	(41,428,988)	(5,874,938)	(58,749,384)
Investment Class	(4,265,181)	(42,652,705)	(3,014,357)	(30,143,572)
		$ (155,108,753)		$ (186,327,166)
Net increase (decrease)
Institutional Class	(1,532,508)	$ (13,618,524)	(23,793)	$ (237,933)
Institutional* Service Class	(3,646,616)	(36,121,459)	(3,866,635)	(38,666,354)
Investment Class	284,270	3,382,276	1,460,205	14,602,055
		$ (46,357,707)		$ (24,302,232)

* Effective April 30, 2002, Institutional Service Class closed.

F. Additional Distributions

In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

On December 6, 2001, the Fund declared a capital gain distribution of $0.10 per share and a corresponding reverse stock split of 0.99 per share. There was no effect on the value of the total holdings of each shareholder (assuming reinvestment of such distributions) as a result of this activity.

G. Subsequent Event

On October 1, 2002, one shareholder who held 49% of total shares outstanding of the Fund redeemed out of the Fund.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of BT Pyramid Mutual Funds and the Shareholders of Scudder PreservationPlus Fund

We have audited the accompanying statement of assets and liabilities of Scudder PreservationPlus Fund (the "Fund") as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder PreservationPlus Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania November 13, 2002

Tax Information (Unaudited)

The fund paid distributions of $.02 per share from net long-term capital gains during its year ended September 30, 2002, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,000,000 as capital gain dividends for its year ended September 30, 2002, of which 100% represents 20% rate gains.

Consult your tax advisor for state specific information.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder PreservationPlus Fund, a series of BT Pyramid Mutual Funds (the "Trust"), was held on July 30, 2002. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	314,176,379	1,947,266
S. Leland Dill	314,176,386	1,947,259
Martin J. Gruber	314,176,365	1,947,279
Richard T. Hale	314,176,387	1,947,258
Joseph R. Hardiman	314,176,378	1,947,267
Richard J. Herring	314,176,387	1,947,258
Graham E. Jones	314,176,378	1,947,267
Rebecca W. Rimel	314,176,616	1,947,029
Philip Saunders, Jr.	314,176,387	1,947,258
William N. Searcy	314,176,358	1,947,287
Robert H. Wadsworth	314,176,379	1,947,266

Trustees and Officers

The following individuals hold the same position with the Fund and the BT Investment Portfolios.

Non-Interested Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		70
S. Leland Dill 3/28/30 Trustee since 1999	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	68
Martin J. Gruber 7/15/37 Trustee since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, CREF (since 2000); Director, S.G. Cowen Mutual Funds (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies).	69
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000) and Vice Dean and Director, Wharton Undergraduate Division (1995-2000).	68
Joseph R. Hardiman 05/27/37 Trustee since 2002	Private Equity Investor (1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		68
Graham E. Jones 01/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	68
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	68
Philip Saunders, Jr. 10/11/35 Trustee since 1999	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	68
William N. Searcy 09/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	68
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982 to present); President and Director, Trust for Investment Managers (registered investment company) (1999 to present). Formerly President, Investment Company Administration, L.L.C. (1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990-January 2002); Vice President, Professionally Managed Portfolios (1999-2002) and Advisors Series Trust (1997-2002) (registered investment companies); and President, Guinness Flight Investment Funds, Inc. (registered investment companies).
* Inception date of the corporation which was the predecessor to the LLC.
		71

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since August 16, 2002 and Trustee since 1999	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
203

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc., Vice President and Director of Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children).
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Gary L. French[5] 7/4/51 Treasurer since 2002	Managing Director of Deutsche Asset Management. Formerly, President of UAM Fund Services, Inc.
Charles A. Rizzo[5] 8/5/57 Assistant Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Amy M. Olmert 5/14/63 Assistant Secretary since 2002	Director, Deutsche Asset Management (1999-present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.) (1997-1999); Senior Manager and other positions, Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP) (1988-1997).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with BT Pyramid Mutual Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the PreservationPlus Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of September 30, 2002

	Principal Amount ($)	Value ($)
Corporate Bonds 14.7%
Consumer Discretionary 1.6%
DaimlerChrysler NA Holding Corp.:
6.9%, 9/1/2004	175,000	185,494
7.2%, 9/1/2009	425,000	465,232
8.0%, 6/15/2010	350,000	399,732
FPL Group Capital, Inc., 6.125%, 5/15/2007	75,000	81,073
Gannett Co., Inc., 6.375%, 4/1/2012	50,000	57,346
McDonald's Corp., 6.5%, 8/1/2007	1,000,000	1,153,090
Target Corp., 5.95%, 5/15/2006	100,000	110,060
Wal-Mart Stores, Inc., 6.875%, 8/10/2009	300,000	354,027
Walt Disney Co., 6.75%, 3/30/2006	1,000,000	1,077,715
		3,883,769
Consumer Staples 0.7%
Anheuser Busch Companies, Inc., 9.0%, 12/1/2009	1,000,000	1,292,810
Coca-Cola Co., 5.75%, 3/15/2011	50,000	55,053
Kraft Foods, Inc., 5.625%, 11/1/2011	250,000	270,180
Whitman Corp., 6.0%, 5/1/2004	160,000	167,444
		1,785,487
Energy 1.4%
Atlantic Richfield Co., 5.006%, 4/15/2003	375,000	382,590
ChevronTexaco Corp., 6.625%, 10/1/2004	250,000	271,158
Conoco, Inc., 6.35%, 4/15/2009	360,000	398,095
Consolidated Natural Gas Co., 6.625%, 12/1/2008	2,000,000	2,207,328
		3,259,171
Financials 7.5%
ABN Amro Bank NV, 7.125%, 6/18/2007	200,000	227,122
Aetna, Inc., 7.125%, 8/15/2006	50,000	56,145
Allstate Corp., 7.2%, 12/1/2009	250,000	289,117
Bank of America Corp., 5.875%, 2/15/2009	400,000	433,480
Bank of New York Co., Inc., 7.3%, 12/1/2009	200,000	234,089
BankAmerica Corp., 7.125%, 5/12/2005	400,000	444,124
Chubb Corp., 6.0%, 11/15/2011	100,000	106,172
Citigroup, Inc.:
6.5%, 1/18/2011	250,000	278,243
6.75%, 12/1/2005	350,000	387,985
7.25%, 10/1/2010	400,000	458,426
Credit Suisse First Boston USA Inc., 6.125%, 11/15/2011	50,000	51,842
Dresdner Bank, 6.625%, 9/15/2005	300,000	333,443
First Union National Bank, 7.125%, 10/15/2006	300,000	339,302
FleetBoston Financial Corp., 7.375%, 12/1/2009	200,000	227,171
Ford Motor Credit Co.:
6.89%, 10/15/2002	3,999,997	3,996,869
7.375%, 10/28/2009	700,000	665,576
7.6%, 8/1/2005	400,000	402,136
General Electric Capital Corp.:
5.375%, 3/15/2007	100,000	107,186
6.875%, 11/15/2010	200,000	227,018
8.625%, 6/15/2008	500,000	618,790
General Motors Acceptance Corp.:
6.75%, 1/15/2006	300,000	310,906
6.875%, 9/15/2011	400,000	389,917
7.0%, 2/1/2012	250,000	243,967
Goldman Sachs Group, Inc.:
6.65%, 5/15/2009	175,000	192,805
6.875%, 1/15/2011	325,000	360,523
7.35%, 10/1/2009	200,000	228,583
Hartford Financial Services Group, 7.9%, 6/15/2010	100,000	117,035
Heller Financial, Inc., 6.0%, 3/19/2004	150,000	157,880
Household Finance Corp.:
6.5%, 1/24/2006	225,000	226,935
6.75%, 5/15/2011	200,000	191,070
8.0%, 7/15/2010	300,000	309,985
HSBC USA, Inc., 6.625%, 3/1/2009	125,000	142,126
John Deere Capital Corp., 6.0%, 2/15/2009	250,000	273,563
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	50,000	52,727
JP Morgan Chase & Co., 6.75%, 2/1/2011	225,000	245,436
Key Bank NA, 7.25%, 6/1/2005	200,000	223,024
KFW International Finance, 8.2%, 6/1/2006	120,000	142,310
Lehman Brothers Holdings, Inc.:
6.25%, 5/15/2006	200,000	216,348
7.0%, 5/15/2003	195,000	200,990
7.25%, 4/15/2003	400,000	411,201
7.75%, 1/15/2005	150,000	166,112
7.875%, 11/1/2009	150,000	176,370
MetLife, Inc., 6.125%, 12/1/2011	100,000	107,053
Morgan Stanley Dean Witter & Co., 8.33%, 1/15/2007	750,000	872,948
Toyota Motor Credit Corp.:
5.5%, 12/15/2008	500,000	549,317
5.625%, 11/13/2003	100,000	103,933
US Bank National Association:
6.3%, 2/4/2014	200,000	227,153
6.375%, 8/1/2011	200,000	225,785
Verizon Global Funding Corp., 7.25%, 12/1/2010	100,000	104,635
Wells Fargo & Co.:
5.125%, 2/15/2007	200,000	214,909
6.45%, 2/1/2011	100,000	112,767
7.25%, 8/24/2005	150,000	167,686
WestDeutsche Landesbank, 6.05%, 1/15/2009	125,000	140,118
Wyeth, 6.25%, 3/15/2006	200,000	214,009
		17,904,362
Industrials 1.3%
Caterpillar, Inc., 7.25%, 9/15/2009	100,000	117,619
E.I. du Pont de Nemours and Co., 6.875%, 10/15/2009	300,000	352,886
Rockwell Automation, Inc., 6.15%, 1/15/2008	2,000,000	2,158,656
Rohm & Haas Co., 6.95%, 7/15/2004	150,000	161,198
Vodafone Group PLC, 7.5%, 7/15/2006	200,000	223,723
		3,014,082
Information Technology 0.3%
IBM Corp., 5.375%, 2/1/2009	300,000	318,050
Scana Corp., 6.25%, 2/1/2012	100,000	110,237
United Technologies Corp., 7.0%, 9/15/2006	200,000	228,375
		656,662
Materials 0.4%
Alcoa, Inc.:
5.875%, 6/1/2006	155,000	169,652
6.0%, 1/15/2012	50,000	55,356
7.375%, 8/1/2010	300,000	357,129
Weyerhaeuser Co., 7.25%, 7/1/2013	250,000	282,721
		864,858
Telecommunication Services 1.1%
Cingular Wireless, 6.5%, 12/15/2011	150,000	144,366
GTE North, Inc., 5.65%, 11/15/2008	1,000,000	1,017,778
GTE Southwest, Inc., 6.23%, 1/1/2007	1,000,000	1,052,951
SBC Communications, Inc., 6.25%, 3/15/2011	50,000	53,881
Verizon New York, Inc., 6.875%, 4/1/2012	60,000	63,062
Verizon Wireless, Inc., 5.375%, 12/15/2006	100,000	94,070
Vodafone Group PLC, 7.625%, 2/15/2005	150,000	163,332
		2,589,440
Utilities 0.4%
National Rural Utilities, 6.0%, 5/15/2006	100,000	107,782
Wisconsin Energy Corp., 6.5%, 4/1/2011	150,000	167,540
Wisconsin Power & Light Co., 7.0%, 6/15/2007	570,000	642,822
		918,144
Total Corporate Bonds (Cost $32,524,674)		34,875,975

Foreign Bonds - US$ Denominated 4.7%
Abbey National PLC, 6.69%, 10/17/2005	200,000	223,074
Asian Development Bank, 6.5%, 10/21/2002	100,000	100,246
Barclays Bank PLC, 7.4%, 12/15/2009	140,000	166,384
British Telecommunications PLC, 7.875%, 12/15/2005	300,000	334,786
Canadian Government, 5.25%, 11/5/2008	1,000,000	1,113,916
Corp. Andina De Fomento, 7.75%, 3/1/2004	125,000	133,300
Deutsche Ausgleichsbank, 6.5%, 9/15/2004	275,000	298,531
Deutsche Telekom International Finance BV, 8.0%, 6/15/2010	200,000	219,372
France Telecom:
9.25%, 3/1/2011	100,000	109,087
7.2%, 3/1/2006	100,000	106,383
HSBC Holding PLC, 7.5%, 7/15/2009	340,000	400,969
Inter-American Development Bank:
5.375%, 11/18/2008	750,000	830,036
6.125%, 3/8/2006	1,000,000	1,112,417
6.5%, 10/20/2004	150,000	163,218
Kingdom of Sweden, 6.5%, 3/4/2003	350,000	356,969
National Westminster Bank, 7.375%, 10/1/2009	200,000	236,399
Nippon Telegraph & Telephone Corp., 6.0%, 3/25/2008	150,000	166,751
Province of Ontario, 6.0%, 2/21/2006	1,150,000	1,266,907
Province of Quebec:
5.75%, 2/15/2009	150,000	166,154
7.0%, 1/30/2007	500,000	576,646
Repsol International Finance, 7.45%, 7/15/2005	325,000	329,211
Republic of Chile, 6.875%, 4/28/2009	75,000	80,875
Republic of Portugal, 5.75%, 10/8/2003	150,000	156,102
Santander Financial Issuances, 7.0%, 4/1/2006	150,000	163,106
TCW High Income Partners, 6.804%, 8/24/2013	1,100,000	1,117,490
TCW High Income Partners II, 6.258%, 12/2/2013	1,300,000	1,265,550
Telefonica Europe BV, 7.35%, 9/15/2005	35,000	37,449
Total Foreign Bonds - US$ Denominated (Cost $10,442,569)		11,231,328

Asset-Backed 16.7%
American Express Credit Account Master Trust "A", Series 1999-2, 5.95%, 12/15/2006	550,000	584,774
California Infrastructure:
"A6", Series 1997-1, 6.38%, 9/25/2008	1,000,000	1,090,657
"A7", Series 1997-1, 6.42%, 9/25/2008	2,000,000	2,179,288
Capital Auto Receivables Asset Trust "CTFS", Series 2002-2, 4.18%, 10/15/2007	590,000	606,300
Chase Credit Card Master Trust "A", Series 1999-3, 6.66%, 1/15/2007	250,000	271,311
Chase Funding Mortgage Loan "IA6", Series 1999-4, 7.407%, 9/25/2011	300,000	332,133
Chemical Master Credit Card Trust "A", Series 1996-3, 7.09%, 2/15/2009	300,000	340,885
Citibank Credit Card Master Trust I:
"A", Series 1999-2, 5.875%, 3/10/2011	2,500,000	2,775,488
"A", Series 1999-5, 6.1%, 5/15/2008	650,000	718,549
ComEd Transitional Funding Trust "A5", Series 1998-1, 5.44%, 3/25/2007	400,000	421,847
Conseco Recreational Enthusiast Consumer Trust "A3", Series 2001-A, 4.6%, 6/15/2012	1,926,608	2,005,224
CS First Boston Mortgage Securities Corp. "A2", Series 2002-7, 5.73%, 3/25/2032	1,000,000	1,032,803
First USA Credit Card Master Trust "A", Series 1997-2, 1.95%, 1/17/2007	2,000,000	2,001,096
Fleet Credit Card Master Trust II "A", Series 1999-C, 6.9%, 4/16/2007	250,000	273,126
Ford Credit Auto Owner Trust:
"B", Series 2002-C, 4.22%, 12/15/2006	320,000	330,921
"B", Series 2001-D, 5.01%, 3/15/2006	740,000	775,786
Green Tree Financial Corp. "A6", Series 1997-5, 6.82%, 5/15/2029	3,398,540	3,705,502
Illinois Power Special Purpose Trust "A6", Series 1998-1, 5.54%, 6/25/2009	400,000	434,298
Irwin Home Equity "2A3", Series 2001-2, 4.85%, 12/25/2014	2,000,000	2,066,882
MBNA Credit Card Master Note Trust "B1", Series 2002-B1, 5.15%, 7/15/2009	1,190,000	1,265,465
MBNA Master Credit Card Trust:
"A", Series 1999-D, 2.0%, 11/17/2008	2,000,000	2,005,709
"A", Series 2000-E, 7.8%, 10/15/2012	500,000	611,784
MBNA Master Credit Card Trust USA:
"A", Series 1999-B, 5.9%, 8/15/2011	850,000	943,671
"A", Series 1999-M, 6.6%, 4/16/2007	450,000	490,617
MMCA Automobile Trust "B", Series 2001-2, 5.75%, 6/15/2007	175,336	182,394
Oakwood Mortgage Investors, Inc.:
"A2", Series 2002-A, 5.01%, 3/15/2020	1,990,000	2,037,745
"A2", Series 2001-E, 5.05%, 11/15/2019	1,210,000	1,237,870
Peco Energy Transition Trust "A7", Series 1999-A, 6.13%, 3/1/2009	1,200,000	1,344,824
Providian Master Trust "A", Series 2000-1, 7.49%, 8/17/2009	110,000	116,731
PSE&G Transition Funding LLC "A5", Series 2001-1, 6.45%, 3/15/2013	700,000	802,409
Residential Asset Securitization Trust "2A3", Series 2001-A1, 6.36%, 6/25/2027	2,320,000	2,409,089
Sears Credit Account Master Trust "A", Series 1999-1, 5.65%, 3/17/2009	500,000	527,384
Standard Credit Card Master Trust "A", Series 1993-2, 5.95%, 10/7/2004	700,000	727,786
Superior Wholesale Inventory Financing Trust "A1", Series 1999-A, 1.95%, 5/15/2006	2,000,000	2,005,000
West Penn Funding LLC "A4", Series 1999-A, 6.98%, 12/26/2008	750,000	867,772
Total Asset-Backed (Cost $36,856,973)		39,523,120

US Treasury Obligations 8.7%
US Treasury Notes:
3.25%, 8/15/2007	19,000,000	19,583,357
3.375%, 4/30/2004	80,000	82,194
4.375%, 5/15/2007	15,000	16,190
4.875%, 2/15/2012	970,000	1,068,705
Total US Treasury Obligations (Cost $20,522,826)		20,750,446

US Government Agency Pass-Thrus 21.5%
Federal Home Loan Mortgage Corp.:
5.5%, 11/1/2013	592,943	615,718
6.0%, 12/1/2013	533,409	556,970
6.0%, 11/1/2017 (d)	1,000,000	1,036,250
6.0%, 12/1/2028	2,047,626	2,112,814
6.0%, 5/1/2029	1,438,695	1,484,497
6.5%, 11/1/2017 (d)	3,000,000	3,138,750
6.5%, 12/1/2028	1,670,196	1,734,851
6.5%, 11/1/2030 (d)	3,000,000	3,105,936
7.0%, 10/1/2015	2,000,000	2,110,624
7.0%, 11/15/2029 (d)	2,000,000	2,086,876
7.5%, 9/1/2015	103,845	110,260
7.5%, 10/1/2015	417,731	443,537
7.5%, 2/1/2016	478,425	507,980
7.5%, 5/1/2022 (d)	3,000,000	3,163,125
7.5%, 4/1/2027	30,042	31,779
7.5%, 6/1/2027	97,825	103,481
7.5%, 10/1/2027	28,628	30,284
Federal National Mortgage Association:
6.0%, 11/1/2017 (d)	2,000,000	2,073,124
6.0%, 12/1/2028	709,670	731,344
6.0%, 7/1/2029	2,860,834	2,944,384
6.0%, 11/1/2031 (d)	1,000,000	1,028,125
6.5%, 5/1/2005	108,054	111,452
6.5%, 6/1/2005	115,011	118,628
6.5%, 1/1/2014	278,869	292,700
6.5%, 11/1/2017 (d)	2,000,000	2,092,500
6.5%, 10/1/2027	494,233	513,138
6.5%, 12/1/2028	447,202	464,959
6.5%, 2/1/2029	1,383,306	1,434,833
6.5%, 2/1/2029	1,780,501	1,846,823
6.5%, 2/1/2029	2,081,480	2,160,156
6.5%, 8/1/2029	2,013,629	2,088,635
6.5%, 11/1/2029	646,068	670,134
7.0%, 9/1/2012	137,653	145,698
7.0%, 8/15/2013 (d)	2,000,000	2,087,500
7.0%, 2/1/2014	404,064	427,631
7.0%, 11/1/2017	1,000,000	1,056,250
7.0%, 1/1/2029	434,523	454,144
7.0%, 3/1/2029	519,366	542,482
7.5%, 9/1/2021 (d)	1,000,000	1,055,312
7.5%, 11/1/2032 (d)	2,000,000	2,109,376
8.0%, 5/1/2017	957,723	1,039,556
8.0%, 12/1/2021	552,197	597,845
8.0%, 12/1/2023	147,365	159,547
8.5%, 1/1/2020	45,204	49,068
8.5%, 11/1/2032 (d)	450,000	481,922
Total US Government Agency Pass-Thrus (Cost $49,737,531)		51,150,998

Collateralized Mortgage Obligations 2.8%
Capco America Securitization Corp., Series 1998-D7, 6.26%, 10/15/2030	1,000,000	1,117,326
DLJ Commercial Mortgage Corp., Series 1998-CG1, 6.41%, 6/10/2031	1,000,000	1,118,230
First Union-Lehman Brothers-Bank of America, Series 1998-C2, 6.56%, 11/18/2035	1,020,000	1,151,953
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, 5.98%, 1/15/2039	650,000	715,547
Nomura Asset Securities Co., Series 1998-D6, 6.59%, 3/15/2030	1,000,000	1,133,264
Residential Asset Securitization Trust, Series 2002-A4, 6.18%, 12/25/2026	1,400,000	1,438,416
Total Collateralized Mortgage Obligations (Cost $6,255,734)		6,674,736

US Agency Obligations 1.8%
Federal Home Loan Mortgage Corp.:
5.75%, 3/15/2009	500,000	558,888
6.25%, 10/15/2002	1,000,000	1,001,793
6.25%, 7/15/2004	750,000	805,436
6.625%, 3/15/2009	150,000	175,593
Federal National Mortgage Association:
5.25%, 1/15/2009	1,000,000	1,088,711
6.25%, 11/15/2002	1,000,000	703,956
Total US Agency Obligations (Cost $4,068,666)		4,334,377

Government National Mortgage Association 5.8%
Government National Mortgage Association:
6.0% with various maturities until 7/15/2029	1,187,364	1,233,977
6.5% with various maturities until 2/15/2029	3,288,161	3,442,884
7.0%, 11/1/2032 (d)	4,000,000	4,197,500
8.0% with various maturities until 11/1/2032 (d)	4,239,465	4,550,008
8.5% with various maturities until 8/1/2028	194,510	212,512
9.0%, 11/15/2020	175,995	195,866
Total Government National Mortgage Association (Cost $13,516,689)		13,832,747
Cash Equivalents 3.8%
US Treasury Bill, 1.66%, 10/17/2002 (Cost $8,993,260)	9,000,000	8,993,799

	Shares	Value ($)
Investments in Affiliated Investment Companies 30.6%
Deutsche Cash Management Fund Institutional, 1.67% (c) (Cost $72,648,682)	72,648,682	72,648,682
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $255,567,604) (a)	111.1%	264,016,208

Wrapper Agreements
Bank of America NA		(2,789,801)
Credit Suisse Financial Products		(2,919,542)
National Westminster Bank PLC		(2,701,356)
Transamerica Life Insurance & Annuity Co.		(2,453,861)
Total Wrapper Agreements (b)	(4.6%)	(10,864,560)
Other Assets and Liabilities, Net	(6.5%)	(15,521,913)
Net Assets	100.0%	237,629,735

(a) The cost for federal income tax purposes was $255,725,855. At September 30, 2002, net unrealized appreciation for all securities based on tax cost was $8,290,353. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,530,060 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $239,707.
(b) Each Wrapper Agreement obligates the wrapper provider to maintain the book value of the portion of the Portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specified events.
(c) Deutsche Cash Management Fund Institutional is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) When issued or forward delivery pools included (see Notes to Financial Statements).
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002
Assets
Investment in securities, at value* (cost $255,567,604)	$ 264,016,208
Receivable for investments sold	51,458,910
Receivable for shares of beneficial interest subscribed	60,423
Interest receivable	1,365,713
Total assets	316,901,254
Liabilities
Due to custodian bank	903,840
Payable for investments purchased	32,152,444
Payable for when-issued and forward delivery securities	35,086,409
Wrapper agreements	10,864,560
Accrued advisory fee	26,293
Other accrued expenses and payables	237,973
Total liabilities	79,271,519
Net assets, at value	$ 237,629,735

* Includes investment in affiliated Investment Company of $72,648,682.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2002
Investment Income
Interest	$ 12,692,367
Credit rate income	1,194,249
Dividends from affiliated investment company	281,456
Total income	14,168,072
Expenses: Advisory fee	826,548
Wrapper fees	302,045
Administrator service fee	124,643
Custody fees	32,526
Auditing	38,716
Legal	80
Trustees' fees and expenses	11,740
Other	3,973
Total expenses, before expense reductions	1,340,271
Expense reductions	(467,765)
Total expenses, after expense reductions	872,506
Net investment income	13,295,566
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	6,153,335
Net unrealized appreciation (depreciation) during the period on: Investments	(338,244)
Wrapper agreements	(5,815,091)
Net gain (loss) on investment transactions	-
Net increase (decrease) in net assets resulting from operations	$ 13,295,566

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2002	2001
Operations: Net investment income	$ 13,295,566	$ 15,931,667
Net realized gain (loss) on investment transactions	6,153,335	2,621,664
Net realized gain (loss) on wrapper agreements	-	135,584
Net unrealized appreciation (depreciation) on investments during the period	(338,244)	13,622,040
Net unrealized appreciation (depreciation) on wrapper agreements during the period	(5,815,091)	(16,379,288)
Net increase (decrease) in net assets resulting from operations	13,295,566	15,931,667
Capital transactions in shares of beneficial interest: Proceeds from capital invested	77,768,963	137,078,828
Value of capital withdrawn	(139,335,396)	(176,570,131)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(61,566,433)	(39,491,303)
Increase (decrease) in net assets	(48,270,867)	(23,559,636)
Net assets at beginning of period	285,900,602	309,460,238
Net assets at end of period	$ 237,629,735	$ 285,900,602

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2002	2001	2000	1999	1998[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	238	286	309	341	233
Ratio of expenses before expense reductions (%)	.54	.54	.49	.50	.54*
Ratio of expenses after expense reductions (%)	.35	.35	.35	.35	.35*
Ratio of net investment income (%)	5.34	5.65	5.79	5.57	5.80*
Portfolio turnover rate (%)	233	249	237	291	428
Total Investment Return (%)[b]	5.50	5.82	5.96	5.71	5.96
[a] For the period October 1, 1997 (commencement of operations) to September 30, 1998. [b] Total return would have been lower had certain expenses not been reduced. * Annualized

Notes to Financial Statements

A. Significant Accounting Policies

PreservationPlus Portfolio ("PreservationPlus Portfolio" or the "Portfolio"), a diversified series of BT Investment Portfolios (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Deutsche Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Wrapper Agreements generally will be equal to the difference between the Book Value and Market Value (plus accrued interest on the underlying securities) of the covered assets and will either be reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

When-Issued/Delayed Delivery Securities. The Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. The credited rate interest is accrued daily and represents the difference between actual interest earned on covered assets under the Portfolio's Wrapper Agreements and the product of the Book Value of the covered assets multiplied by the crediting rate as determined pursuant to the Wrapper Agreements.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses (including Wrapper Agreements) from securities to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $578,240,712 and $680,595,682, respectively.

C. Related Parties

Scudder Investments, which is part of Deutsche Asset Management, Inc., is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio. Investment Company Capital Corp. ("ICCC"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Administrator for the Portfolio.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.35% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. This fee is not charged on assets invested in affiliated Money Market funds.

In addition, for the year ended September 30, 2002, the Advisor maintained the annualized expenses of the Portfolio at not more than 0.35% of the Portfolio's average daily net assets. Accordingly, for the year ended September 30, 2002, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $467,765 and the amount imposed aggregated $358,783 which was equivalent to an annual effective rate of 0.14% of the Portfolio's average net assets.

Administrator Service Fee. ICCC serves as the Portfolio's Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.05% of the average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2002, the Administrator Service Fee was $124,643.

Other. The Portfolio may invest in Deutsche Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc. Distributions from Deutsche Cash Management Fund Institutional to the Portfolio for the year ended September 30, 2002, totaled $281,456.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility with a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent. During the period the Portfolio had no borrowings on the line of credit.

E. Wrapper Agreements

The Portfolio enters into agreements with insurance companies, banks or other financial institutions that are designed to protect the Portfolio from investment losses and, under most circumstances, permit the Fund to maintain a constant NAV per share. Since there is no market for Wrapper Agreements they are considered illiquid.

A default by the issuer of a portfolio security or a Wrapper Provider on its obligations might result in a decrease in the value of the Portfolio assets. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal.

F. Subsequent Event

On October 1, 2002, a shareholder redemption, representing approximately 49% of the Portfolio's net assets, was processed. Concurrently, as a result of Credit Suisse Financial Products' (Credit Suisse) notice of intent to "wind down" its Wrapper Agreement pursuant to the terms therein, the Advisor elected to terminate the Wrapper Agreement between the Portfolio and Credit Suisse. This termination resulted in no payments between the Portfolio and Credit Suisse.

Report of Ernst and Young LLP, Independent Auditors

To the Board of Trustees of BT Investment Portfolios and the Shareholders of the PreservationPlus Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of PreservationPlus Portfolio (the "Portfolio") as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the Portfolio's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PreservationPlus Portfolio at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania November 13, 2002

Shareholder Meeting Results

A Special Meeting of Shareholders of PreservationPlus Portfolio, a series of BT Investment Portfolios (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	3,697,262,150	498,165
S. Leland Dill	3,688,253,771	9,506,544
Martin J. Gruber	3,697,262,023	498,292
Richard T. Hale	3,697,259,610	500,705
Joseph R. Hardiman	3,697,261,307	499,008
Richard J. Herring	3,697,261,263	499,052
Graham E. Jones	3,688,253,771	9,506,544
Rebecca W. Rimel	3,697,261,390	498,925
Philip Saunders, Jr.	3,688,256,311	9,504,004
William N. Searcy	3,697,261,390	498,925
Robert H. Wadsworth	3,697,250,007	510,309

2. To approve new investment advisory agreements (each a "New Advisory Agreement" and collectively, the "New Advisory Agreement") between the Portfolio and Deutsche Asset Management, Inc.

Affirmative	Against	Abstain
3,691,354,660	417,884	5,987,771

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Transfer Agent

Investment Company Capital Corporation c/o Scudder Investments

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Auditors

Ernst & Young LLP

Two Commerce Square 2001 Market Street Philadelphia, PA 19103
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048